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EXHIBIT 10.29

[Execution]

RATIFICATION AND ASSUMPTION AGREEMENT

February 4, 2019

Wells Fargo Bank, National Association, as Agent
One Boston Place, 19th Floor
Boston, Massachusetts 02108
Attention: Michele L. Riccobono

Ladies and Gentlemen:

        Lerner New York, Inc., a Delaware corporation ("Lerner"), Lernco, Inc., a Delaware corporation ("Lernco"), and Lerner New York Outlet, Inc., a Massachusetts corporation ("Lerner Outlet" and together with Lerner and Lernco, collectively, "Borrowers" and individually each a "Borrower"), RTW Retailwinds, Inc., formerly known as New York & Company, Inc., a Delaware corporation ("NY&Co"), Lerner New York Holding, Inc., a Delaware corporation ("Parent"), Nevada Receivable Factoring, Inc., a Nevada corporation ("Nevada Factoring"), New York & Company Stores, Inc., a New York corporation, formerly known as Associated Lerner Shops of America, Inc., a New York corporation ("NY &Co Stores"), and Lerner New York GC, LLC, an Ohio limited liability company ("Lerner GC" and together with NY&Co, Parent, Nevada Factoring and NY &Co Stores, collectively, "Guarantors" and each a "Guarantor"), the Revolving Loan Lenders (as hereinafter defined), Wells Fargo Bank, National Association, a national banking association, in its capacity as administrative agent and collateral agent for Lenders and Bank Product Providers (in such capacity, "Agent" as hereinafter further defined), Term Loan Lenders (as hereinafter defined), Wells Fargo Bank, National Association, a national banking association, in its capacity as administrative agent for Term Loan Lenders (in such capacity, "Term Loan Agent" as hereinafter further defined), and Wells Fargo Capital Finance, LLC, a Delaware limited liability company, as sole lead arranger and sole lead bookrunner, have entered into certain financing arrangements pursuant to which Agent and Lenders have made and may hereafter make revolving loans and advances and have provided and may hereafter provide other financial accommodations to Borrowers as set forth in the Fourth Amended and Restated Loan and Security Agreement, dated as of October 24, 2014 (as the same now exists or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, the "Loan Agreement") and the other agreements, documents and instruments referred to therein or any time executed and/or delivered in connection therewith or related thereto, including this Ratification and Assumption Agreement (all of the foregoing, together with the Loan Agreement, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced, being collectively referred to herein as the "Financing Agreements"). Capitalized terms not otherwise defined herein shall have the meaning ascribed to them in the Loan Agreement.

        Borrowers have advised Agent that effective as of February 1, 2019 (the "Effective Date"), Nevada Factoring has merged with and into Lerner, with Lerner as the surviving corporation (the "Nevada Factoring-Lerner Merger"), as more fully set forth in the Agreement and Plan of Merger, dated as of January 31, 2019, by and between Lerner and Nevada Factoring (the "Nevada Factoring-Lerner Merger Agreement" and, together with all other certificates, agreements, documents and instruments executed and/or delivered in connection with the Nevada Factoring-Lerner Merger Agreement or related thereto, collectively, the "Nevada Factoring-Lerner Merger Documents").

        In consideration of the foregoing, the mutual covenants and agreements contained herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, each of the undersigned hereby agrees as follows:

        1.    Ratification.

        (a)   Lerner, as the surviving corporation of the Nevada Factoring-Lerner Merger, hereby ratifies, acknowledges, confirms and agrees that Agent has and shall continue to have a security interest in and lien upon the Collateral heretofore granted to Agent by Nevada Factoring pursuant to the Financing Agreements to secure the Obligations, as well as any Collateral of Nevada Factoring otherwise granted to or held by Agent.

        (b)   Notwithstanding anything to the contrary contained herein, in the Loan Agreement and the other Financing Agreements, Lerner hereby reaffirms, ratifies and confirms the prior grant by Nevada Factoring of the continuing security interest in and lien in favor of Agent, for itself and the benefit of the Secured Parties, pursuant to Section 5 of the Loan Agreement in all Collateral of Nevada Factoring, whether now owned or hereafter acquired or existing, and wherever located.

        (c)   Without limiting the generality of the foregoing, (i) the Nevada Factoring-Lerner Merger shall in no way limit, impair or adversely affect the Obligations now or hereafter owed to Agent and Lenders or any security interests or liens of Agent in the assets and properties of Nevada Factoring or any other Borrower or Guarantor securing the same and (ii) the security interests, liens and rights of Agent in and to such assets and properties of Lerner, as the surviving corporation pursuant to the Nevada Factoring-Lerner Merger, shall continue to secure all Obligations of Lerner and Nevada Factoring arising prior to the Effective Date, in addition to all other existing and future Obligations of Lerner to Agent and Lenders arising thereafter in connection with the Financing Agreements.

        2.    Assumption of Obligations.

        (a)   Lerner, as the surviving corporation of the Nevada Factoring-Lerner Merger hereby expressly assumes, ratifies, restates and confirms the Loan Agreement and the other Financing Agreements and confirms and ratifies its assumption of the Obligations of Nevada Factoring to Agent and Lenders thereunder pursuant to the Nevada Factoring-Lerner Merger Documents and by operation of law and its continuing liability in respect thereof as surviving corporation of the Nevada Factoring-Lerner Merger. After giving effect to the Nevada Factoring-Lerner Merger, Lerner, as the surviving corporation of the Nevada Factoring-Lerner Merger, shall continue to be and shall be directly and primarily liable in all respects for all of the Obligations of Nevada Factoring to Agent and Lenders and such Obligations are unconditionally owing to Agent and Lenders, without offset, defense or counterclaim of any kind, nature or description whatsoever.

        (b)   Without limiting the generality of the foregoing, (i) the Nevada Factoring-Lerner Merger shall in no way, limit, impair or adversely affect the Obligations of Nevada Factoring incurred prior to the Effective Date or any Borrower or Guarantor now or hereafter owed to Agent and Lenders or any security interests or liens of Agent, in the assets and properties of Nevada Factoring or any Borrower or Guarantor securing the same and (ii) the security interests in and liens upon the assets and properties of Nevada Factoring heretofore granted in favor of Agent, shall continue upon such assets and properties to which Lerner shall succeed pursuant to the Nevada Factoring-Lerner Merger, and such security interests and liens and their perfection and priority shall continue in all respects in full force and effect.

        3.    Representations, Warranties and Covenants.    In addition to the continuing representations, warranties and covenants heretofore or hereafter made by Borrowers and Guarantors to Agent and Lenders pursuant to the other Financing Agreements, Borrowers and Guarantors hereby jointly and severally represent, warrant and covenant with and to Agent and Lenders as follows (which

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representations, warranties and covenants are continuing and shall survive the execution and delivery hereof and shall be incorporated into and made a part of the Financing Agreements):

          (a)   This Agreement has been duly authorized, executed and delivered by all necessary action of each Borrower and Guarantor and is in full force and effect, and the agreements and obligations of each Borrower and Guarantor contained herein constitute legal, valid and binding obligations of such Borrower and Guarantor enforceable against such Borrower and Guarantor in accordance with its terms.

          (b)   On or prior to the date hereof, Borrowers and Guarantors have delivered to Agent true, correct and complete copies of the Nevada Factoring-Lerner Merger Documents, including, but not limited to, the certificate or certificates of merger to be filed with the Delaware Secretary of State (and Borrowers shall deliver to Agent a copy of each such certificate of merger as filed promptly after such filing).

          (c)   as of the Effective Date, and after giving effect to the Nevada Factoring-Lerner Merger, no Event of Default exists or has occurred and is continuing.

        4.    Effect of this Agreement.    Except as expressly amended pursuant hereto, no other changes or modifications to the Financing Agreements are intended or implied, and, in all other respects, the Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the date hereof. To the extent that any provision of the Loan Agreement or any of the other Financing Agreements are inconsistent with the provisions of this Agreement, the provisions of this Agreement shall control.

        5.    Further Assurances.    Borrowers and Guarantors shall execute and deliver such additional documents and take such additional action as may be requested by Agent to effectuate the provisions and purposes of this Agreement.

        6.    Governing Law.    The validity, interpretation and enforcement of this Agreement shall be governed by the internal laws of the State of New York but excluding any principles of conflicts of law or other rule of law that would cause the application of the law of any jurisdiction other than the laws of the State of New York.

        7.    Binding Effect.    This Agreement shall be binding upon and inure to the benefit of each of the parties hereto and their respective successors and assigns.

        8.    Counterparts.    This Agreement may be executed in any number of counterparts, each of which shall be an original, but all of which taken together shall constitute one and the same agreement. Delivery of an executed counterpart of this Agreement by telefacsimile or other method of electronic transmission shall have the same force and effect as the delivery of an original executed counterpart of this Agreement. Any party delivering an executed counterpart of this Agreement by telefacsimile or other method of electronic transmission shall also deliver an original executed counterpart, but the failure to do so shall not affect the validity, enforceability or binding effect of such agreement.

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        The parties hereto have caused this Agreement to be duly authorized, executed and delivered by their respective authorized officers as of the date first written above.

BORROWERS
LERNER NEW YORK, INC.
By:	/s/ SHEAMUS TOAL
	Name:	Sheamus Toal
	Title:	Executive Vice President, Chief Financial Officer, Treasurer and Secretary
LERNCO, INC.
By:	/s/ SHEAMUS TOAL
	Name:	Sheamus Toal
	Title:	President
LERNER NEW YORK OUTLET, INC.
By:	/s/ SHEAMUS TOAL
	Name:	Sheamus Toal
	Title:	Chief Financial Officer and Treasurer

Signature Page
Ratification and Assumption Agreement (Nevada Factoring-Lerner Merger)

GUARANTORS
RTW RETAILWINDS, INC.
By:	/s/ SHEAMUS TOAL
	Name:	Sheamus Toal
	Title:	Executive Vice President, Chief Operating Officer and Chief Financial Officer
NEVADA RECEIVABLE FACTORING, INC.
By:	/s/ SHEAMUS TOAL
	Name:	Sheamus Toal
	Title:	President and Chief Executive Officer
LERNER NEW YORK HOLDING, INC.
By:	/s/ SHEAMUS TOAL
	Name:	Sheamus Toal
	Title:	Executive Vice President, Chief Financial Officer, Treasurer and Secretary
LERNER NEW YORK GC, LLC
By:	/s/ SHEAMUS TOAL
	Name:	Sheamus Toal
	Title:	President
NEW YORK & COMPANY STORES, INC.
By:	/s/ SHEAMUS TOAL
	Name:	Sheamus Toal
	Title:	Treasurer

Signature Page
Ratification and Assumption Agreement (Nevada Factoring-Lerner Merger)

ACKNOWLEDGED AND AGREED:
AGENT
WELLS FARGO BANK, NATIONAL ASSOCIATION, as Agent
By:	/s/ MICHELE L. RICCOBONO
	Name:	Michele L. Riccobono
	Title:	Director

Signature Page
Ratification and Assumption Agreement (Nevada Factoring-Lerner Merger)

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  EXHIBIT 10.29
RATIFICATION AND ASSUMPTION AGREEMENT